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                                                                    EXHIBIT 10.3



                    SECOND AMENDMENT TO ACQUISITION AGREEMENT

        This SECOND AMENDMENT TO ACQUISITION AGREEMENT ("Second Amendment") is dated as of November 6, 1998 (the "Effective Date"), by and among SciClone Pharmaceuticals, Inc., a California corporation, ("SciClone"), Sclavo S.p.A., an Italian company ("Sclavo") and Solar Developments and Partners ("Solar"), as designee of Sclavo. SciClone, Sclavo and Solar are hereinafter referred to individually as a "Party" or collectively as the "Parties." Capitalized terms used and not defined herein shall have the meanings assigned to such terms in that certain Acquisition Agreement between SciClone and Sclavo, dated as of April 20, 1998 (the "Acquisition Agreement"), as amended by that certain First Amendment to Acquisition Agreement, dated as of April 20, 1998 (the "First Amendment," and together with the Acquisition Agreement, the "Agreement").

                                    RECITALS

        WHEREAS, pursuant to the Agreement, SciClone acquired certain rights to thymosin alpha 1 ("TA-1") in the Territory and agreed to issue certain shares of its Common Stock and a warrant (the "Warrant") to Sclavo or its designee;

        WHEREAS, pursuant to the Agreement, Sclavo designated Solar as recipient of the shares of SciClone common stock and Warrant; and

        WHEREAS, the Parties desire to amend certain provisions of the Agreement relating to, among other things, resale of the shares of SciClone common stock originally issued to Solar and the term of the Warrant, as set forth below.

        NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:


                                    ARTICLE I

                                    AGREEMENT

        1.1 Section 5.4 of the Acquisition Agreement is hereby amended and restated in its entirety to read as follows:

               "5.4   Sclavo and Solar agree that Solar will not sell any of the original number of Shares issued to Solar prior to May 5, 1999. Sclavo and Solar agree that the resale of the Shares shall be made exclusively through such reputable broker(s) each of which must be pre-approved in writing by SciClone, which approval will not be withheld or delayed unreasonably."

        1.2 Section 3 of the First Amendment is hereby amended and restated in its entirety to read as follows:



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               "3.    Stock Warrant. In consideration for this Amendment,
        SciClone shall also grant to Sclavo at the Closing a Stock Warrant, in customary form, entitling Sclavo to purchase up to 375,000 shares of SciClone's Common Stock at an exercise purchase price of US $4.125 per share, which Stock Warrant shall remain available for exercise until June 29, 2003."

        1.3 Except as amended hereby, the Agreement shall remain unchanged and in full force and effect.

                                   ARTICLE II

                                  MISCELLANEOUS


        2.1 Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

        2.2 Counterparts. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Signatures may be transmitted by facsimile, and once the Parties have transmitted their signatures, this Second Amendment shall be binding and effective.



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        IN WITNESS WHEREOF, the Parties by their authorized representatives have executed this Second Amendment as of the date and year first above written.


                                       SCLAVO S.p.A.


                                       By: /s/ Paolo Marcucci
                                           ------------------------------------

                                       Printed: _______________________________

                                       Title: _________________________________



                                       SOLAR DEVELOPMENTS AND PARTNERS


                                       By: /s/ Jason Anthony Tabone
                                           ------------------------------------

                                       Printed: _______________________________

                                       Title: _________________________________



                                       SCICLONE PHARMACEUTICALS, INC.


                                       By: /s/ Donald R. Sellers
                                           ------------------------------------

                                       Printed: _______________________________

                                       Title: _________________________________



          [SIGNATURE PAGE TO SECOND AMENDMENT TO ACQUISITION AGREEMENT]